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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                March 21, 2001
               Date of Report (Date of earliest event reported)


                                EMACHINES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)



            000-29715                                    94-3311182
      (Commission file number)              (I.R.S. employer identification no.)




                         14350 Myford Road, Suite 100
                           Irvine, California 92606
             (Address of principal executive offices and zip code)



                                (714) 481-2828
             (Registrant's telephone number, including area code)




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Item 5.   Other Events

     On March 21, 2001, we received a letter dated as of that date, from the Nasdaq Stock Market, Inc. advising us of Nasdaq's decision to delist our common stock from The Nasdaq National Market because of our failure to comply with Nasdaq's $1 minimum bid price requirement. We have requested an appeal of the decision to delist our common stock before a Nasdaq Listing Qualifications Panel, and we expect that our common stock will continue to trade on the Nasdaq National Market pending the outcome of the appeal. A hearing date has not been set.

     Delisting may have an adverse impact on the market price of and liquidity of the trading market for our common stock, and may subject our common stock to the "penny stock rules" contained in Section 15(g) of the Securities Exchange Act of 1934 and the rules promulgated thereunder.

     A copy of our press release regarding Nasdaq's delisting determination and our appeal of that decision is attached to this current report as Exhibit 99.1 and is incorporated by reference into this Item 5.

Item 7.   Financial Statements and Exhibits.

     Exhibit 99.1  eMachines, Inc., press release dated March 27, 2001.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EMACHINES, INC.


Dated: March 27, 2001                      By: /s/ John A. Muskovich
                                              _________________________________
                                           Name:  John A. Muskovich
                                           Title: Executive Vice President and
                                                  Chief Financial Officer
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                               INDEX TO EXHIBITS


  Exhibit                           Description
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   99.1         eMachines, Inc., press release dated March 27, 2001.